Exhibit 24
POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Zoë Baird
(Date)	Zoë Baird

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 21, 2010	/s/ Sheila P. Burke
(Date)	Sheila P. Burke

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ James I. Cash, Jr.
(Date)	James I. Cash, Jr.

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Martin G. McGuinn
(Date)	Martin G. McGuinn

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Lawrence M. Small
(Date)	Lawrence M. Small

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Jess Søderberg
(Date)	Jess Søderberg

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 21, 2010	/s/ Daniel E. Somers
(Date)	Daniel E. Somers

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Karen Hastie Williams
(Date)	Karen Hastie Williams

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ James M. Zimmerman
(Date)	James M. Zimmerman

POWER OF ATTORNEY
I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) a registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

September 17, 2010	/s/ Alfred W. Zollar
(Date)	Alfred W. Zollar

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